Exhibit No. 99.2

CERTIFICATION
ACCOMPANYING FORM 10-Q REPORT

of

TRC COMPANIES, INC.

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002

(Chapter 63, Title 18 U.S.C.SS.1350(A) and (B))

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.1350(a) and (b)), each of the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of TRC Companies, Inc. (“Company”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	/s/	Richard D. Ellison
Richard D. Ellison
Chief Executive Officer

Date: May 15, 2003	/s/	John W. Hohener
John W. Hohener
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TRC Companies, Inc. and will be retained by TRC Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.